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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):

                               October 17, 2000


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other Jurisdiction of Incorporation)

                                   333-6244
                           (Commission File Number)

                                  51-0337491
                     (I.R.S. Employer Identification No.)

               Navistar Financial Retail Receivables Corporation
                               2850 W. Golf Road
                          Rollincg Meadows, IL  60008
         (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:  (847) 734-4000

 Former name or former address, if changed since last report:  Not applicable

                        Exhibit Index appears on Page 4
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Item 5.   Other Events

          On October 17, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $764,710,097.53 aggregate principal amount of Series 2000-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2000-B Owner Trust. The series term sheet is attached hereto as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description

Exhibit 99 Series Term Sheet dated October 17, 2000 with respect to the proposed issuance of the Series 2000-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2000-B Owner Trust
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                   CORPORATION
                                   (Registrant)


Dated: October 17, 2000            By:  /s/ R. Wayne Cain
                                   Its: Vice President and Treasurer
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                               INDEX OF EXHIBITS


Exhibit No     Exhibit

Exhibit 99 Series Term Sheet dated October 17, 2000 with respect to the proposed issuance of the Series 2000-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2000-B Owner Trust